EXHIBIT 10.35

AMENDMENT TO LICENSE AGREEMENT

AMENDMENT, DATED AS OF OCTOBER 11, 2010, TO LICENSE AGREEMENT, dated as of May 28, 2010 (“License Agreement”), made by and between Li-ion Motors Corp., a Nevada corporation, with its principal offices located at 4894 Lone Mountain Road, Las Vegas, Nevada 89130 (the “Licensor”), and Lithium Electric Vehicle Corp., having an office in the city of Calgary, in the Province of Alberta (the “Licensee”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the License Agreement.

WHEREAS, the Licensor and the Licensee are parties to that certain License Agreement, dated May 28, 2010;

WHEREAS, the License Agreement does not provide for a fixed term for the license rights granted under the License Agreement; and

WHEREAS, the Licensor and the Licensee have agreed to provide for a term of 10 years for the License Agreement; and

WHEREAS, in accordance with the terms and conditions of the License Agreement, the Licensor and the Licensee hereby approve the amendment of the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

2.
By their respective execution of this Agreement, the Licensor and the Licensee agree that the term of the License Agreement shall be ten (10) years from the May 28, 2010 effective date of the License Agreement.

2.            By their respective execution of this Agreement, the Licensor and the Licensee agree that the License Agreement shall be amended by the addition of a new Section 2.3 to read in its entirety as follows:

2.3           The term of this Agreement shall be for a period of ten (10) years from the effective date set forth above, subject to the provisions hereof providing for earlier termination upon the occurrence of an event of default or otherwise as provided herein.

3.            Except as expressly provided herein, the License Agreement shall continue in full force and effect.

LI-ION MOTORS CORP.

/s/ Stacey Fling

By:

Name: Stacey Fling

Title: President

LITHIUM ELECTRIC VEHICLE CORP.

/s/ Rahim Mohamed

By:

Name: Rahim Mohamed

Title: President